Exhibit 99.1

JOINT PRESS RELEASE	Contacts:	Hampton Roads Bankshares, Inc.

Jack W. Gibson

For Immediate Release	Vice Chairman, President and
Chief Executive Officer
(757) 217-1000

Gateway Financial Holdings, Inc.

D. Ben Berry

Chairman and

Chief Executive Officer

(757) 422-8004

SHAREHOLDERS APPROVE HAMPTON ROADS BANKSHARES’ ACQUISITION OF GATEWAY FINANCIAL HOLDINGS

NORFOLK, VIRGINIA AND VIRGINIA BEACH, VIRGINIA, DECEMBER 18, 2008: At their respective meetings held today, shareholders of Hampton Roads Bankshares, Inc. (NASDAQ: HMPR), the financial holding company for Bank of Hampton Roads and Shore Bank, and Gateway Financial Holdings, Inc. (NASDAQ: GBTS), the financial holding company of Gateway Bank & Trust Co., approved the merger of Gateway Financial Holdings with and into Hampton Roads Bankshares. The transaction is expected to close on December 31, 2008.

About Hampton Roads Bankshares

Hampton Roads Bankshares is a financial holding company that was formed in 2001 and is headquartered in Norfolk, Virginia. Hampton Roads Bankshares’ primary subsidiaries are Bank of Hampton Roads and Shore Bank. The Banks engage in general community and commercial banking business, targeting the needs of individuals and small to medium-sized businesses. Currently, Bank of Hampton Roads operates 18 banking offices in the Hampton Roads region of southeastern Virginia and Shore Bank operates 8 banking offices on the Eastern Shore of Virginia and Maryland. Shares of Hampton Roads Bankshares common stock are traded on the NASDAQ Global Select Market under the symbol HMPR. Additional information about Hampton Roads Bankshares and its subsidiaries can be found on the Web at http://www.hamptonroadsbanksharesinc.com.

About Gateway Financial Holdings

Gateway Financial Holdings is the parent company of Gateway Bank & Trust Co., a regional community bank with a total of thirty-seven full-service financial centers -- twenty-one in Virginia: Virginia Beach (7), Richmond (6), Chesapeake (3), Emporia (2), Suffolk, Norfolk, and Charlottesville; and sixteen in North Carolina: Chapel Hill, Elizabeth City (3), Edenton, Kitty Hawk (2), Raleigh (3), Moyock, Nags Head, Plymouth, Roper, Wake Forest and Wilmington. The Bank provides insurance through its Gateway Insurance Services, Inc. subsidiary, brokerage services through its Gateway Investment Services, Inc. subsidiary, mortgage banking services through its Gateway Bank Mortgage, Inc. subsidiary, and title insurance services through its Gateway Title Agency, Inc. subsidiary. The common stock of Gateway Financial Holdings is traded on the Nasdaq Global Select Market under the symbol GBTS. For further information, visit Gateway Financial Holdings’ web site at www.gwfh.com.

Certain statements in this press release may constitute ``forward-looking statements'' within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about events or results or otherwise are not statements of historical facts, including statements relating to the timing and successful closing on the merger as well as future services to be offered by, and the financial condition and performance of, the combined companies. Although Hampton Roads Bankshares and Gateway Financial Holdings each believe that their respective expectations with respect to certain forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of their business and operations, there can be no assurance that actual results, performance or achievements of either or both Hampton Roads Bankshares and Gateway Financial Holdings will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors, including an inability of the companies to complete the merger or a failure of the combined companies to achieve the operations and results expected after the merger. For an explanation of additional risks and uncertainties associated with forward-looking statements, please refer to the respective Annual Reports as filed by each of Hampton Roads Bankshares and Gateway Financial Holdings on Form 10-K for the year ended December 31, 2007, and other reports filed and furnished to the Securities and Exchange Commission. Neither Hampton Roads Bankshares nor Gateway Financial Holdings undertake any obligation to update any forward-looking statements made in this press release and this release shall not constitute an offer to sell or the solicitation of an offer to buy securities in any jurisdiction in which such solicitation would be unlawful.